Exhibit 99.1

FINANCIAL CORPORATION® SunTrust Robinson SunTrust Robinson Humphrey Unconference Humphrey Unconference May 23 May 23-24, 2007

Forward-Looking Statements: Looking Statements: Statements contained in this presentation, which are not histori Statements contained in this presentation, which are not historical cal facts, are forward facts, are forward-looking statements. In addition, SCBT looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or Financial Corporation (SCBT) through its senior management or directors may from time to time make forward directors may from time to time make forward-looking public looking public statements concerning matters herein. statements concerning matters herein. Such forward Such forward-looking looking statements are necessary estimates reflecting the best judgement statements are necessary estimates reflecting the best judgement of of SCBT SCBT’s senior management or directors based upon current s senior management or directors based upon current information and involve a number of risks and uncertainties. information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward Certain factors which could affect the accuracy of such forward- looking statements are identified in the public filings made by looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and SCBT with the Securities and Exchange Commission, and forward forward-looking statements contained in this presentation or in looking statements contained in this presentation or in other public statements of SCBT or its senior management or other public statements of SCBT or its senior management or directors should be considered in light of those factors. There directors should be considered in light of those factors. There can can be no assurance that such factors or other factors will not affe be no assurance that such factors or other factors will not affect the ct the accuracy of such forward accuracy o
f such forward-looking statements. looking statements.

SCBT Financial SCBT Financial Corporation Profile Corporation Profile ⑀⍂ $2.24 billion bank $2.24 billion bank founded in 1934 founded in 1934 ⑀⍂⑀⍂ 45 financial centers 45 financial centers ⑀⍂⑀⍂ 16 S.C. Counties 16 S.C. Counties ⑀⍂⑀⍂ Opened 14 new offices Opened 14 new offices in the last 5 years

SCBT Financial Corporation Profile SCBT Financial Corporation Profile ⑀⍂⑀⍂ Third largest independent commercial bank Third largest independent commercial bank headquartered in South Carolina headquartered in South Carolina ⑀⍂⑀⍂ Eighth largest commercial bank in South Carolina Eighth largest commercial bank in South Carolina1 ⑀⍂⑀⍂ Operates in 5 of the top 50 income and population Operates in 5 of the top 50 income and population growth growth MSA MSA’s in the southeastern United States. in the southeastern United States.2 ⑀⍂⑀⍂ Mission: To be South Carolina Mission: To be South Carolina’s premier community s premier community bank and a top bank and a top-performing bank in the southeast. performing bank in the southeast. _________________________________ _________________________________ 1 Source: FDIC Website as of June 30, 2006 Source: FDIC Website as of June 30, 2006 2Source: SNL Financial; Sandle
r, O Source: SNL Financial; Sandler, O’Neill & Partners, L.P. Neill & Partners, L.P.

At A Glance t A Glance Closing Price as of 3 Closing Price as of 3-31 31-2007 2007 $36.26 $36.26 3-31 31-07 Earnings per share 07 Earnings per share $ 0.56 $ 0.56 Book Value (3 Book Value (3-31 31-2007) 2007) $18.14 $18.14 Price / Earnings (TTM) Price / Earnings (TTM) 17.9x 17.9x Market Capitalization at 3 Market Capitalization at 3-31 31-2007 ~$333MM 2007
 ~$333MM Listed on the NASDAQ Global Select Market

Core Deposit Premium Core Deposit Premium ⑀⍽⑀⍽ SCBT Financial Corporation SCBT Financial Corporation’s Core Deposit Premium as of s Core Deposit Premium as of December 31, 2006 was approximately 15.6%. December 31, 2006 was approximately 15.6%.1 ⑀⍽⑀⍽ Core Deposit Premiums of Southeastern banks less than or Core Deposit Premiums of Southeastern banks less than or equal to $5 billion in assets, covered by SunTrust Robinson equal to $5 billion in assets, covered by SunTrust Robinson Humphrey as of December 31 2006: Humphrey as of December 31 2006: ⑀⍽⑀⍽ Mean Mean - 15.6% 15.6% ⑀⍽⑀⍽ Median Median - 15.5% 15.5% 1Source: SunTrust Robinson Humphrey Source: SunTrust Robinson Humphrey

What Makes Us Successful? What Makes Us Successful? ⑀⍂⑀⍂ Customers Customers ⑀⍂⑀⍂ Employees
Employees ⑀⍂⑀⍂ Community Community Involvement Involvement ⑀⍂⑀⍂ Management/Board Management/Board ⑀⍂⑀⍂ Business Model Business Model

Business Model Business Model ⑀⍂⑀⍂ Community Banking Community Banking ⑀⍂⑀⍂ Local Decisions Local Decisions ⑀⍂⑀⍂ Centralized Processes Centralized Processes ⑀⍂⑀⍂ Experienced Relationship Experienced Relationship Managers & Employees Managers & Employees ⑀⍂⑀⍂ “South Carolina South Carolina’s Bank s Bank”

2006 Accomplishments 2006 Accomplishments ⑀⍂⑀⍂ Consolidated SunBank into South Consolidated SunBank into South Carolina Bank and Trust Carolina Bank and Trust ⑀⍂⑀⍂ Opened 4 new branches Opened 4 new branches ⑀⍂⑀⍂ Net Income grew $3 million, up 19% Net Income grew $3 million, up 19% from 2005. from 2005. ⑀⍂⑀⍂ Earnings Per Share increased 11%. Earnings Per Share increased 11%. ⑀⍂⑀⍂ Credit Quality remained strong. Credit Quality remained strong. ⑀⍂⑀⍂ Organic Loan Growth up 15% from Organic Loan Growth up 15% from year end 2005 year end 2005 ⑀⍂⑀⍂ Organic Deposit Growth up 16% Organic Deposit Growth up 16% from year end 2005 from year end 2005

YTD 2007 Accomplishments YTD 2007 Accomplishments ⑀⍂⑀⍂ Net Income of $5.2 million Net Income of $5.2 million - Up 8.9% YOY. Up 8.9% YOY. ⑀⍂⑀⍂ Diluted EPS of $0.56 Diluted EPS of $0.56 - Up 8.0% YOY. Up 8.0% YOY. ⑀⍂⑀⍂ Total Assets of $2.24 billion Total Assets of $2.24 billion - Up 10.2% YOY. Up 10.2% YOY. ⑀⍂⑀⍂ Paid a 5% common stock dividend. Paid a 5% common stock dividend. ⑀⍂⑀⍂ Converted LPO in Myrtle Beach market to full Converted LPO in Myrtle Beach market to full- service branch. service branch. ⑀⍂⑀⍂ Converted limited Converted limited-service branch to full service branch to full-service service branch on Broa
d St. in Charleston. branch on Broad St. in Charleston. ⑀⍂⑀⍂ Constructing full Constructing full-service branch in Lexington. service branch in Lexington.

Selected MSA Statistics Selected MSA Statistics SCBT SCBT Financial Center Locations Financial Center Locations Sources: SunTrust Robinson Humphrey, Inc.; Keefe, Bruyette & Woods; Federal Deposit Insurance Corporation Greenville-Spartanburg-Anderson Median Household Income: $47,100 Deposits: $15,635,000,000 Columbia Median Household Income: $49,188 Deposits: $11,274,00
0,000 Myrtle Beach-Conway-North Myrtle Beach Median Household Income: $43,514 Deposits: $5,490,000,000 Charleston-North Charleston Median Household Income: $47,831 Deposits: $8,076,000,000 Charlotte-Gastonia-Rock Hill Median Household Income: $58,421 Deposits: $93,953,000,000 York Co. Deposits: $1,748,000,000 Charlotte, NC Savannah, GA Augusta, GA Wilmington, NC Beaufort County: Median Household Income: $56,904 Deposits: $3,169,000,000

Projected Average Household Income Growth Projected Average Household Income Growth 2006 2006-2011 2011 Less than 10% 10% - 1
5% 15% - 20% SCBT SCBT Financial Center Locations Financial Center Locations Source: Keefe, Bruyette & Woods National Average: 17.4%

Projected Population Growth 2006 2006-2011 2011 Less than 0% 0% - 5% 5% - 10%
 Greater than 10% SCBT SCBT Financial Center Locations Financial Center Locations Source: Keefe, Bruyette & Woods National Average: 6.7%

SOUNDNESS SOUNDNESS Net Charge Net Charge-offs / Average Total Loans offs / Average Total Loans Source: BHC Performance Report 0.16% 0.13% 0.11% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2002 2003 2004 2005 2006 1Q 2007 SCBTFC SCBTFC (inc. NSF & AOP) Peers

SOUNDNESS SOUNDNESS 2005 2005 2006 2006 1Q 2007 1Q 2007 Non Non-Performing Assets / Performing Assets / Total Loans & OREO* Total Loans & OREO* 0.30% 0.30% 0.30% 0.30% 0.25% 0.25% Allow. Loan Losses / Total Loans* Allow. Loan Losses / Total Loans* 1.30% 1.29% 1.30% 1.29% 1.29% 1.29% Allow. Loan Losses / Allow. Loan Losses / Non Non-Performing Loans* Performing Loans* 469% 492% 469% 492% 581% 581% Net Charge Net Charge-offs / Average Loans offs / Average Loans 0.11% 0.16% 0.11% 0.16% 0.11% 0.11% * Period end date Loan data excludes mortgage loans held for sale

PROFITABILITY PROFITABILITY Earnings Per Share and Net Income Earnings Per Share and Net Income $13,834 $14,786 $14,016 $16,655 $19,805 $5,210 $1.64 $2.15 $1.73 $1.93 $1.62 $0.56 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 2002 2003 2004 2005 2006 1Q 2007 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 $2.40 (in Thousands) Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five perce nt stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007.

Year Year-Over Over-Year EPS Growth Year EPS Growth -20% -15% -10%
-5% 0% 5% 10% 15% 20% 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 Super Regional Banks Regional Banks Small Cap Banks SCBT Financial Corporation Thrifts

PROFITABILITY PROFITABILITY Return on Average Equity Return on Average Equity 14.09% 13.72% 12.20% 13.19% 15.20% 12.72% 16.54% 12.87% 16.45% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2002 2003 2004 2005 2006 1Q 2007 Return on Avg. Equity Return on Tangible Equity

PERFORMANCE DRIVERS PERFORMANCE DRIVERS Net Interest Margin Net Interest Margin - SCBT / Peer
SCBT / Peer 3.00% 3.50% 4.00% 4.50% 5.00% 2002 2003 2004 2005 2006 1Q 2007 SCBTFC Peers Source: BHC Performance Report 4.12% 3.99% 3.94%

Checking Account Growth Checking Account Growth 2.5 2.9 3.4 14.2 13.5 10.8 0 5 10 15 20 25 2004 2005 2006 Number of New Check
ing Accounts (000's) Consumer Business 15% CAGR 13.3 16.4 17.6

GROWTH GROWTH - Total Assets Total Assets $1,145 $1,198 $1,439 $1,926 $2,178 $2
,243 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 (in Millions) 2002 2003 2004 2005 2006 1Q 2007 16.3% CAGR

DIVERSIFICATION DIVERSIFICATION Loan Mix Loan Mix Consumer Installment 7.46% Owner Occupied RE 41.09% Commercial RE 39.78% Commercial & Industrial
 11.67% As of March 31, 2007

Commercial Real Estate Commercial Real Estate Construction / Development 18.55% Commercial - Non Owner Occupied 12.57% Consumer Lot Loans 8.66% Consumer Installment 7.46% Owner Occupied RE 41.09% Commercial RE 39.78% Commercial & Industrial 11.67% As of March 31, 2007

Owner Occupied Real Estate Owner Occupied Real Estate As of March 31, 2007 Consumer Installment 7.46% Owner Occupied RE 41.09% Commercial RE 39.78% Commercial & Industrial 11.67 Consumer - Owner Occupied 2nd Lien 8.67% Commercial - Owner Occupied 12.94% Consumer - Owner Occupied 1st Lien 13.25% Other 6.23% As of March 31, 2007

GROWTH GROWTH - Total Deposits Total Deposits $898 $946 $1,
174 $1,473 $1,707 $1,716 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 14.2% CAGR 2002 2003 2004 2005 2006 1Q 2007

GROWTH GROWTH - Core Deposits Core Deposits $749 $812 $1,0
12 $1,204 $1,335 $1,350 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 (in Millions) 2002 2003 2004 2005 2006 1Q 2007 13.2% CAGR

OPERATING EFFICIENCY OPERATING EFFICIENCY 34 41 45 65.22% 66.49% 66.30% 30 35 40 45 50 2004 2005 2006 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio

Ten Ten-Year Asset Growth Year Asset Growth (in thousands) $2,250,000 $2,000,000 $1,750,000 $1,500,000 $1,250,000 $1,000,000 $750,000 $500,000 $250,000 $0 $565,558 $750,077 $872,398 $969,848 $1,025,682 $1,144,948 $1,197,692 $1,436,977 $1,925,856 $2,178,413 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Ten Ten-Year Net Income Growth Year Net Income Growth (in thousands) (in thousands) $6,446 $8,271 $7,640 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $20,000 $18,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Market Capitalization Market Capitalization Over Ten Years $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 $98,806,244 $159,143,511 $132,396,639 $80,105,617 $120,586,067 $169,358,265 $217,693,785 $260,122,042 $284,589,548 $363,849,963 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Price Performance & Analyst Recommendations Price Performance & Analyst Recommendations As of March 31, 2007 Source: Yahoo! Finance and Keefe, Bruyette & Woods Price data is adjusted for Stock Splits and Dividends Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion. 126.84% 126.84% 48.74% 48.74% 96.46% 96.46% 5 year 5 year 13.09% 13.09% 9.15% 9.15% 35.63% 35.63% 3 year 3 year 7.18% 7.18% 3.81% 3.81% 11.08% 11.08% 1 year 1 year Nasdaq Bank Nasdaq Bank Index Index Peer Peer Average Average SCBT SC Analyst April 2007 Recommendation SunTrust Robinson Humphrey BUY FIG Partners OUTPERFORM FTN Midwest Research BUY Keefe, B
ruyette, & Woods MARKET PERFORM Sandler, O’Neill & Partners HOLD

INVESTOR CONTACTS INVESTOR CONTACTS Robert R. Hill, Jr. Robert R. Hill, Jr. Chief Executive Officer Chief Executive Officer John C. Pollok John C. Pollok Senior Executive Vice President and Senior Executive Vice President and Chief Operating and Financial Officer Chief Operating and Financial Officer Richard C. Mathis Richard C. Mathis Executive Vice President and Executive Vice President and Chief Risk Officer Chief Risk Officer SCBT Financial Corporation SCBT Financial Corporation 520 Gervais Street 520 Gervais Street Columbia, South Carolina 29201 Columbia, South Carolina 29201 803 803-771 771-2265 2265 www.scbtonline.com www.scbtonline.com